U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            OMNINET MEDIA CORPORATION

                         (Name of Small Business Issuer)

       Date of Report (Date of earliest event reported) September 16, 2003


    Nevada                             000-28935                 880398783
(State or Other Jurisdiction of    Commission File No.       (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


             1355 E. Balboa Blvd., Suite A, Newport Beach, CA 92661
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

                                  949-701-0979
--------------------------------------------------------------------------------
                         (Registrant's Telephone Number)


             One World Trade Center, 8th Floor, Long Beach, CA 90831
--------------------------------------------------------------------------------
                                (Former address)



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3.02  Unregistered Sales of Equity Securities.

On September 16, 2003, OmniNet Media Corporation, a Nevada corporation, (the "Registrant") sold 50,000,000 shares of its $.0001 par value common stock for $10,000 to one accredited investor. There was no general solicitation or general advertising. The shares were issued with a Rule 144 legend. The Registrant claims the transaction was exempt from registration based upon Section 4(2) of the Securities Act that exempts transactions by the issuer not involving any public offering. The purchaser acquired approximately 51% voting control of the Registrant in the transaction. Immediately after the transaction, the Registrant had 98,554,712 shares of common stock issued and outstanding.

4.01  Changes in Registrant's Certifying Accountant.

On April 15, 2005, the Registrant engaged the accounting firm of Mendoza Berger & Company, LLP to perform an audit of the Registrant's financial statements for the years ended August 31, 2005, 2004, 2003, 2002 and 2001.

5.01  Changes in Control of Registrant.

Based upon the transaction described in Item 3.02 and matters discussed below, there was a change in control of the Registrant on September 16, 2003. William Owen, a non-U.S. resident, acquired 50,000,000 shares of common stock directly from the Registrant on September 16, 2003. Mr. Owen became the controlling stockholder and caused a change in the Registrant's management team.

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 16, 2003, in connection with the purchase of shares by William Owen described in Items 3.02 and 5.01, Mr. Steven Miotti resigned as an officer and director. Shortly thereafter, Mr. Mitchell Stough was elected by the shareholders with a majority of the voting power of the Registrant to serve as the sole director of the Registrant until his successor is elected and qualifies. Mr. Mitchell Stough was made President and Chief Financial Officer of the Registrant.

Mitchell Stough, age 40, attended the California State University Long Beach from 1985 - 1989, majoring in Business Administration. He has been a currency broker for Harlow Meyer Savage, Los Angeles, from 1988 - 1991 where he conducted spot trading the Yen, Swiss Franc, British Pound and U.S. Dollar. He managed M&A work for The Corsini Group from 1991-1996 and with Trinity Capital Group from 1996-2003. He has managed client companies, shell acquisitions, merger processes, regulatory issues and broker/dealer relationships. He founded Fort Street Equity in 2003. Mr. Stough is currently president of Fort Street Equity where he's responsible for day to day operations.

5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2003, the bylaws of the Registrant were amended so that the first sentence of Article 3, Section 3.2 reads: "The number of directors which shall constitute the whole board shall be ONE (1)." The stockholders with a majority of the voting power of the corporation took action by written consent without a meeting to be effective as of September 16, 2003 that (1) amended the Bylaws and (2) elected Mitchell Stough as the sole director.

8.01  Other Events.

On March 16, 2006, the Registrant began using the transfer agent services of Standard Transfer & Trust Co., Inc. Contact information for the Registrant's transfer agent is as follows:

Standard Transfer & Trust Co., Inc.
2980 S. Rainbow Blvd., #220 H
Las Vegas, NV 89146
Telephone: 702-212-3493.
Facsimile: 702-212-3694

9.01  Financial Statements and Exhibits.

Exhibit   Description

3(ii)     Bylaws of OmniNet Media Corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2006
                                               OmniNet Media Corporation



                                               By: /s/ Mitchell Stough
                                               Name: Mitchell Stough
                                               Title: Chief Executive Officer